EXHIBIT 4.1

                             SUBSCRIPTION AGREEMENT


      SUBSCRIPTION AGREEMENT (this "Agreement") made as of the last date set forth on the signature page hereof between Administration for International Credit & Investment, Inc. (the "Company"), and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

      WHEREAS, the Company has retained Strome Securities, L.P. (the "Placement Agent") to act as placement agent in a private offering (the "Offering") consisting of up to 1,750,000 units, each consisting of one share of common stock, par value $.001 per share ("Common Stock"), one Series A Warrant and one Series B Warrant (collectively, the "Warrants" and together with the Common Stock, the "Units"); and

      WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

      NOW,   THEREFORE,   in  consideration  of  the  premises  and  the  mutual
representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

      1.1 Subject to the terms and conditions hereinafter set forth and in the Confidential Offering Memorandum dated February 2005 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the "Memorandum"), the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Subscriber as is set forth on the signature page hereof, at a per share price equal to $2.00 per Unit. The purchase price is payable by personal or business check or money order made payable to "CST&T AAF AICI ESCROW ACCOUNT" contemporaneously with the execution and delivery of this Agreement by the Subscriber. Subscribers may also pay the subscription amount by, wire transfer of immediately available funds to:

                  NAME:             Continental Stock Transfer & Trust Co. AAF
                                    AICI ESCROW ACCOUNT
                  OR:               CST&T AAF AICI ESCROW ACCOUNT
                  BANK:             JP Morgan Chase Bank
                  ACCOUNT:          530-058669
                  ABA:              021000021

      1.2 The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units, including the Common Stock and

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Warrants  contained  therein  and Common  Stock  issuable  upon  exercise of the
Warrants (defined below) (sometimes hereinafter collectively referred to as the "Securities") is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock. Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned "Risk Factors."

      1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as indicated by the Subscriber's responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

      1.4 The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the National Association of Securities Dealers, Inc. (the "NASD") automated quotation system ("NASDAQ"), or the Subscriber has employed the services of a "purchaser representative" (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

      1.5 The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Memorandum (which includes the Risk Factors), including all exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the "Offering Materials") and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

      1.6 (a) In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber's consideration of an investment in the Units other than the Offering Materials.

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            (b) The Subscriber  represents that (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

      1.7 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

      1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or "blue sky" laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or "blue sky" laws or unless an exemption from such registration is available.

      1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

      1.10 The Subscriber understands that there is no public market for the Common Stock and that no market may develop for any of such Securities. The Subscriber understands that even if a public market develops for such Securities, Rule 144 ("Rule 144") promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or "blue sky" laws other than as set forth in Article V.


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      1.11  The  Subscriber  consents  to  the  placement  of a  legend  on  any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR "BLUE SKY LAWS," AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      1.12 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Securities.

      1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

      1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

      1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

      1.16 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

      1.17 The Subscriber acknowledges that at such time, if ever, as the Securities are registered (as such term is defined in Article V hereof), sales of the Securities will be subject to state securities laws.


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      1.18 (a) The  Subscriber  agrees  not to issue any public  statement  with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

            (b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement filed pursuant to Article V in which the Subscriber's shares are included.

      1.19 The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Securities by the Subscriber in violation of the Securities Act or any applicable state securities or "blue sky" laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in
Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.


II. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

      The Company hereby represents and warrants to the Subscriber that:

      2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon and has full corporate power and authority to conduct its business.

      2.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth on Schedule 2.2 attached hereto and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Offering Materials, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Offering Materials and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company's Articles of Incorporation (the "Articles of Incorporation"), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

      2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company's obligations hereunder has been taken. This


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Agreement has been duly executed and delivered by the Company and  constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

      2.4 No Conflict; Governmental Consents.

            (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or By-Laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

            (b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the SEC, NASD, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

      2.5 Licenses. Except as otherwise set forth in the Memorandum, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects in compliance therewith.

      2.6 Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.


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      2.7 Disclosure.  The information set forth in the Offering Materials as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      2.8 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

      2.9 Placement Agent. The Company has engaged, consented to and authorized the Placement Agent to act as agent of the Company in connection with the transactions contemplated by this Agreement. The Company will pay the Placement Agent a commission in the form of both cash and warrants (the "Introduction
Warrants") and will reimburse the Placement Agent's reasonable out-of-pocket expenses incurred in connection with the Offering, and the Company agrees to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owning by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

      2.10 Intellectual Property.

            (i) To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. Except as disclosed in the Memorandum, there are no material outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

            (ii) Except as disclosed in the Memorandum, the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently conducted.

            (iii) Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.


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            (iv) To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted,  is in violation of any term of
any  employment  contract,   proprietary  information  agreement  or  any  other
agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any written notice alleging that any such violation has occurred. Except as described in the Memorandum, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a material adverse effect on the business of the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

      2.11 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

      2.12 Obligations to Related Parties. Except as described in the Memorandum, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Memorandum, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.


III. TERMS OF SUBSCRIPTION

      3.1 Pending the sale of the Units, all funds paid hereunder shall be deposited with Continental Stock Transfer & Trust Company.

      3.2 Certificates representing the Common Stock and Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber within 15 business days following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Common Stock and Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber's residential or business address indicated on the signature page hereto.


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IV. CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

      4.1 The Subscriber's obligation to purchase the Units at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

            (a) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

            (b) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

            (c) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

            (d) Acquisition by Public Company. The Company shall have been acquired by a corporation whose stock is publicly traded on the Over-the-Counter Bulletin Board.


V. REGISTRATION RIGHTS

      5.1 Definitions. As used in this Agreement, the following terms shall have the following meanings.

            (a) The term "Acquisition" shall mean the acquisition of the Company by a corporation whose stock is publicly traded on the Over-the-Counter Bulletin Board.

            (b) The term "Holder" shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

            (c) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

            (d) The term "Registrable Securities" shall mean: (i) the Common Stock (including the Common Stock issuable upon exercise of the Warrants); (ii) the shares of Common Stock issuable upon exercise of the Introduction Warrants; and (iii) any other shares of Common Stock with respect to which the Company has granted or may in the future grant registration rights pursuant to separate agreements; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC;
(B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.11; and (D) may not be disposed of under Rule 144(k) under the Securities Act without restriction.

      5.2 Piggyback Registration.

            (a) The Company agrees that if, at any time, and from time to time, after the earlier to occur of (i) an Acquisition and (ii) a Trading Event, the Board of Directors of the Company (the "Board") shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify each Holder that such registration statement will be filed and that the Registrable Securities then held by such Holder will be included in such registration statement at such Holder's request; (B) cause such registration statement to cover all of such Registrable Securities issued to such Holder for which such Holder requests inclusion; (C) use best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such Holder to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for such Holder to promptly effect the proposed sale or other disposition.

            (b) Notwithstanding any other provision of this Section 5.2, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion, the Holder shall retain the right to request inclusion of shares as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of Section 5.2(c) below.

            (c) Each Holder shall have the right to request inclusion of any of its Registrable Securities in a registration statement as described in this
Section 5.2, up to three times.

      5.3 Mandatory Registration. The Company agrees that it will file a registration statement covering the resale of the Registrable Securities as soon as practicable, but in any event within 90 days from the final Closing date of the Offering.

      5.4 Registration Procedures. Whenever required under this Article V to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

            (a) Use best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the sellers of Registrable Securities (the "Selling Holders") have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144(k) under the Securities Act, required to be registered for the sale thereof by such Holders. The Company will also use its best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by
Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Make available for inspection upon reasonable notice during the Company's regular business hours by each Selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

            (d) Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (e) Use best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

            (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (g) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (h) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted or, if no such similar securities are listed or quoted on a securities exchange or quotation service, apply for qualification and use best efforts to qualify such Registrable Securities for inclusion on the New York Stock Exchange, American Stock Exchange or listing on a quotation system of the National Association of Securities Dealers, Inc.

            (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            (j) Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

            (k) In connection with an underwritten offering, cause the officers of the Company to provide reasonable assistance in the preparation of, any "road show" presentation to potential investors as the managing underwriter may determine.

            (l) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 50 calendar days after the end of any 3-month period (or 105 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and
(ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a registration statement, which statements shall cover said period.

            (m) If the offering is underwritten and at the request of any Selling Holder, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer's counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of the Company included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings.

      5.5 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

      5.6 Registration Expenses. The Company shall bear and pay all Registration Expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 5.2 for each Holder, but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any professional fees or costs of accounting, financial or legal advisors to any of the Holders.

      5.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 5.2 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling
stockholder,"  and  any  pro-rata   reduction  with  respect  to  such  "selling
stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

      5.8 Delay of  Registration.  No Holder  shall  have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article.

      5.9 Indemnification. In the event that any Registrable Securities are included in a registration statement under this Article V:

            (a) To the extent  permitted by law, the Company will  indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (b) To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this

Section 5.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 5.9(b) exceed the greater of the cash value of the
(i) gross proceeds from the Offering received by such Holder or (ii) such Holder's investment pursuant to this Agreement as set forth on the signature page attached hereto.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
Section 5.9 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.9.

            (d) If the indemnification provided for in this Section 5.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

            (f) The  obligations  of the Company and Holders  under this Section
5.9 shall survive the completion of the Offering.

      5.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the registration statement filed in connection with an Acquisition;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

      5.11 Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article V may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; (b) such transferee agrees to comply with the terms and provisions of this Agreement; (c) such transfer is otherwise in compliance with this Agreement; and (d) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5.11, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

      5.12 Termination of Registration Rights The right of any Holder to request inclusion in any registration pursuant to Section 5.2 shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144(k).

VI. MISCELLANEOUS

      6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

                  if to the Company, to it at:

                  Administration for International Credit & Investment, Inc. 12520 High Bluff Drive, Suite 260
                  San Diego, CA 92130
                  Attn:  Wolfgang Grabher, Chief Executive Officer

                  With a copy to:

                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, NY 10018
                  Attn:  Marc Ross, Esq.

                  if to the Subscriber, to the Subscriber's address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

      6.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      6.3 Subject to the provisions of Section 5.11, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Common Stock as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

      6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICTS

OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

      6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

      6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

      6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

      6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

      6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

      6.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

      7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____  The  undersigned  is  an  individual  (not  a  partnership,   corporation,  etc.)  whose
                 individual  net worth,  or joint net worth  with his or her  spouse,  presently  exceeds
                 $1,000,000.

                 Explanation.  In calculating  net worth you may include equity in personal  property and real estate,  including your principal residence,  cash, short-term  investments,  stock and  securities.  Equity in personal  property  and real  estate  should be based on the fair market value of such property less debt secured by such property.

Category B ____  The  undersigned  is an individual  (not a  partnership,  corporation,  etc.) who had an income in excess of  $200,000  in each of the two most  recent  years,  or joint  income with his or her  spouse  in  excess  of  $300,000  in each of those  years (in each case including  foreign  income,  tax  exempt  income and full  amount of  capital  gains and losses but  excluding  any income of other  family  members and any  unrealized  capital appreciation)  and has a  reasonable  expectation  of reaching  the same income level in the current year.

Category C ____  The  undersigned is a director or executive  officer of the Company which is issuing and selling the Securities.

Category D ____  The  undersigned  is  a  bank;  a  savings  and  loan  association;  insurance  company;
                 registered investment company;  registered business development company;  licensed small business  investment  company  ("SBIC");  or employee benefit plan within the meaning of
                 Title 1 of ERISA and (a) the investment  decision is made by a plan  fiduciary  which is
                 either  a  bank,   savings  and  loan  association,   insurance  company  or  registered
                 investment  advisor,  or (b) the plan has total assets in excess of $5,000,000 or (c) is a self  directed  plan  with  investment  decisions  made  solely  by  persons  that are accredited investors. (describe entity)

                 ----------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------


Category E ____  The  undersigned  is a private  business  development  company  as  defined  in  section
                 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

                 ----------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------


                                       19

Category F ____  The undersigned is either a corporation,  partnership,  Massachusetts business trust, or non-profit  organization  within  the  meaning  of  Section  501(c)(3)  of the  Internal
                 Revenue Code,  in each case not formed for the specific  purpose of acquiring the Common
                 Stock and with total assets in excess of $5,000,000. (describe entity)

                 ----------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------


Category G ____  The  undersigned  is a trust with total assets in excess of  $5,000,000,  not formed for the specific  purpose of acquiring the  Securities,  where the purchase is directed by a
                 "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.


Category H ____  The  undersigned  is an entity  (other  than a trust) in which all of the equity  owners are  "accredited  investors"  within  one or more of the above  categories.  If  relying upon this  Category  alone,  each  equity  owner must  complete a separate  copy of this
                 Agreement.  (describe entity)

                 ----------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------


Category I ____  The  undersigned  is not  within any of the  categories  above and is  therefore  not an accredited investor.

                 The undersigned  agrees that the  undersigned  will notify the Company at any time on or prior to the Closing Date in the event that the  representations  and warranties in this
                 Agreement shall cease to be true, accurate and complete.

      7.2 SUITABILITY (please answer each question)

      (a)   For  an  individual   Subscriber,   please   describe  your  current
            employment, including the company by which you are employed and its principal business:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (b) For an individual Subscriber, please describe any college or graduate degrees held by you:


            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------


      (c)   For all Subscribers, please list types of prior investments:


            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (d) For all Subscribers, please state whether you have participated in other private placements before:

            YES_______                         NO_______


      (e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

                    Public                        Private                         Public or Private VoIP or other
                    Companies                     Companies                       Communications Companies
                    ---------                     ---------                       ------------------------
Frequently
                    ---------------------------   ---------------------------     ---------------------------
Occasionally
                    ---------------------------   ---------------------------     ---------------------------
Never
                    ---------------------------   ---------------------------     ---------------------------

      (f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

            YES_______                         NO_______

      (g)   For   trust,   corporate,   partnership   and  other   institutional
            Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

            YES_______                         NO_______

      (h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

            YES_______                         NO_______

      (i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

            YES_______                         NO_______

      (j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

            YES_______                         NO_______

      7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

            (a)   Individual Ownership

            (b)   Community Property

            (c) Joint Tenant with Right of Survivorship (both parties must sign)

            (d)   Partnership*

            (e)   Tenants in Common

            (f)   Company*

            (g)   Trust*

            (h)   Other*

      * If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

      7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________              No __________

If Yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges  receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


---------------------------------
Name of NASD Member Firm

By:
    ------------------------------
         Authorized Officer

Date:
      ----------------------------

      7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NUMBER OF UNITS _________ X $2.00  = $_________ (THE "PURCHASE PRICE")



-------------------------------------       ------------------------------------
Signature                                   Signature (if purchasing jointly)

-------------------------------------       ------------------------------------
Name Typed or Printed                       Name Typed or Printed

-------------------------------------       ------------------------------------
Title (if Subscriber is an Entity)          Title (if Subscriber is an Entity)

-------------------------------------       ------------------------------------
Entity Name (if applicable)                 Entity Name (if applicable

-------------------------------------       ------------------------------------

-------------------------------------       ------------------------------------
Address                                     Address

-------------------------------------       ------------------------------------
City, State and Zip Code                    City, State and Zip Code

-------------------------------------       ------------------------------------
Telephone-Business                          Telephone-Business

-------------------------------------       ------------------------------------
Telephone-Residence                         Telephone-Residence

-------------------------------------       ------------------------------------
Facsimile-Business                          Facsimile-Business

-------------------------------------       ------------------------------------
Facsimile-Residence                         Facsimile-Residence

-------------------------------------       ------------------------------------
Tax ID # or Social Security #               Tax ID # or Social Security #


Name in which securities should be issued:
                                            ------------------------------------


Dated:                               , 2005
                  ------------------

      This   Subscription   Agreement   is   agreed  to  and   accepted   as  of
________________ , 2005.

                                       ADMINISTRATION FOR INTERNATIONAL CREDIT
                                       & INVESTMENT, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                             CERTIFICATE OF SIGNATORY

                                           (To be completed if Units are
                                        being subscribed for by an entity)


I,   ____________________________,   am  the   ____________________________   of
__________________________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Common Stock and Warrants, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2005


                                         ---------------------------------------
                                         (Signature)

                                  SCHEDULE 2.2
                                 CAPITALIZATION

I.    Authorized:

      (i)   52,500,000 shares of Common Stock, par value $.001 per share.


      (ii) 12,500,000 shares of Preferred Stock, par value $.01 per share of which no shares have been designated.

II.   Outstanding:

            Stockholder                                 Shares of Common Stock
            -----------                                 ----------------------
            Wolfgang Grabher                                 18,855,900
            Edward Sullivan                                     218,757
            Ewald Grabher                                        63,000
            Daren Barone                                        218,400
            LG International Financial Ltd.                     504,000
            Arthur Grabher                                       63,000
            Johanna Grabher                                      63,000
            Massimo Ballerini                                    54,600
            Frank Valdez                                         10,500
            Jil Grabher                                         105,000
            Roderick Thompson                                     2,100
            Patrice Farameh                                      10,500
            Joseph Lyle Putegnat III                          1,286,809
            Samuel Rogers                                       420,000
                                                          -------------
                                                             21,875,566
                                                          =============

II.   Warrants:

      Shares reserved for issuance upon exercise of warrants to Strome Securities, L.P.: 200,000. Does not include additional warrants that Strome Securities, L.P. is entitled to receive equal to 6% of the amount of Units sold in the Offering to investors introduced to the Company by Strome Securities, L.P.